FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q3 2018 w w w .fcpt.com 1 | FCPT | Q3 2018

C A U T I O N A R Y N O T E R E G A R D I N G F O R W A R D - L O O K I N G S T A T E M E N T S : This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. 2 | FCPT | Q3 2018

TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Covenants 10 Real Estate Portfolio Summary Property Locations by Brand 11 Brand and Tenant Diversification 12 Geographic Diversification 13 Lease Maturity Schedule 14 Exhibits Glossary and Non-GAAP Definitions 15 Reconciliation of Net Income to Adjusted EBITDAre 16 3 | FCPT | Q3 2018

CONSOLIDATING BALANCE SHEET


Olive Garden

LONGHORN

KFC


($000s, except shares and per share data) Unaudited	As of 9/30/2018 Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	As of 12/31/2017 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 546,009	$ 3,061	$ -	$ 549,070	$ 449,331
Buildings, equipment and improvements	1,201,085	13,707	-	1,214,792	1,115,624
Total real estate investments	1,747,094	16,768	-	1,763,862	1,564,955
Less: accumulated depreciation	(604,064)	(6,771)	-	(610,835)	(598,846)
Real estate investments, net	1,143,030	9,997	-	1,153,027	966,109
Intangible lease assets, net	12,549	-	-	12,549	3,835
Total real estate investments and intangible lease assets, net	1,155,579	9,997		1,165,576	969,944
Cash and cash equivalents	26,028	862	-	26,890	64,466
Straight-line rent adjustment	27,799	-	-	27,799	21,130
Other assets (includes derivative assets)	15,459	454	-	15,913	13,119
Investment in subsidiary	9,862	-	(9,862)	-	-
Intercompany receivable	131	-	(131)	-	-
Total Assets	$ 1,234,858	$ 11,313	$ (9,993)	$ 1,236,178	$ 1,068,659
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 393,429	$ -	$ -	$ 393,429	$ 392,222
Revolving facility ($250,000 available capacity)	-	-	-	-	-
Unsecured notes ($125,000, net of deferred financing costs)	123,476	-	-	123,476	123,317
Accrued interest payable	2,937	-	-	2,937	1,290
Rent received in advance	8,300	-	-	8,300	8,295
Dividends payable	18,519	-	-	18,519	16,843
Other liabilities	2,240	2,200	-	4,440	4,424
Intercompany payable	-	131	(131)	-	-
Total liabilities	$ 548,900	$ 2,331	$ (131)	$ 551,100	$ 546,391
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	7	-	-	7	6
Additional paid-in capital	620,216	9,862	(9,862)	620,216	473,685
Accumulated other comprehensive income	12,566	-	-	12,566	4,478
Noncontrolling interest	7,896	-	-	7,896	7,781
Retained earnings	45,273	(880)	-	44,393	36,318
Total equity	$ 685,958	$ 8,982	$ (9,862)	$ 685,078	$ 522,268
Total Liabilities and Equity	$ 1,234,858	$ 11,313	$ (9,993)	$ 1,236,178	$ 1,068,659

4 | FCPT | Q3 2018

FCPT

CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2018 2017 2018 2017 Revenues: Rental revenue $ 31,324 $ 28,835 $ 90,509 $ 84,926 Restaurant revenue 4,798 4,676 15,091 14,445 Total revenues $ 36,122 $ 33,511 $ 105,600 $ 99,371 Expenses: General and administrative $ 3,225 $ 2,899 $ 10,098 $ 9,215 Depreciation and amortization 5,743 5,425 16,312 16,254 Restaurant expenses 4,713 4,571 14,370 13,823 Interest expense 4,934 5,463 14,667 14,066 Total operating expenses $ 18,615 $ 18,358 $ 55,447 $ 53,358 Other income $ 164 $ 172 $ 752 $ 211 Realized gain on sale, net - 4,042 10,879 7,333 Income before income tax $ 17,671 $ 19,367 $ 61,784 $ 53,557 Income tax expense (64) (33) (189) (139) Net Income $ 17,607 $ 19,334 $ 61,595 $ 53,418 Net income attributable to noncontrolling interest (111) (129) (402) (374) Net Income Available to Common Shareholders $ 17,496 $ 19,205 $ 61,193 $ 53,044 Basic net income per share $ 0.27 $ 0.31 $ 0.97 $ 0.88 Diluted net income per share $ 0.27 $ 0.31 $ 0.97 $ 0.88 Weighted-average shares outstanding: Basic 65,347,842 61,112,051 62,804,123 60,457,949 Diluted 65,577,975 61,256,145 62,987,282 60,567,152 Regular dividends declared per share $ 0.2750 $ 0.2425 $ 0.8250 $ 0.7275 5 | FCPT | Q3 2018

FFO & AFFO RECONCILIATION ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2018 2017 2018 2017 Net income $ 17,607 $ 19,334 $ 61,595 $ 53,418 Real estate depreciation and amortization 5,724 5,414 16,264 16,231 Realized gain on sales and exchange of real estate - (4,042) (10,879) (7,333) Realized gain on exchange of real estate (1) - - (228) - FFO (as defined by NAREIT) $ 23,331 $ 20,706 $ 66,752 $ 62,316 Straight-line rent (2,294) (2,488) (6,857) (7,283) Non-cash stock-based compensation 930 722 3,037 1,920 Non-cash amortization of deferred financing costs 458 452 1,368 1,265 Other non-cash interest expense 33 42 27 105 Non-real estate investment depreciation 19 11 48 23 Amortization of above and below market leases 15 - 46 - Adjusted Funds From Operations (AFFO) $ 22,492 $ 19,445 $ 64,421 $ 58,346 Fully diluted shares outstanding (2) 65,987,295 61,665,465 63,396,602 60,992,881 FFO per diluted share $ 0.35 $ 0.34 $ 1.05 $ 1.02 AFFO per diluted share $ 0.34 $ 0.32 $ 1.02 $ 0.96 ___________________________ (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interests. 6 | FCPT | Q3 2018

NET ASSET VALUE COMPONENTS


Olive Garden

LONGHORN

KFC


Real Estate Portfolio as of 9/30/2018	Purchase Price ($000s)	Number of Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage[1]	Lease Term Remaining (Yrs)[2]	Annual Cash Base Rent ($000s)[3]	% Total Cash Base Rent[3]
Olive Garden	-	299	2,554	28	5.2x	12.0	71,607	59.2%
LongHorn Steakhouse	-	105	585	33	4.5x	10.9	19,423	16.1%
Other Brands - Non-Darden	-	174	770	34	3.2x	15.1	25,874	21.4%
Other Brands - Darden	-	13	120	34	4.0x	10.1	4,037	3.3%
Total Owned Portfolio		591	4,029	30	4.7x	12.4	120,941	100.0%
Q3'18 Activity[4]								
Acquired	176,154	56	307	37	3.9x	14.1	11,271	9.3%
Sold (none)								
Tangible Assets								Book Value ($000s)
Cash and cash equivalents								$ 26,890
Other tangible assets								3,200
Total Tangible Assets								$ 30,090
Debt								Face Value ($000s)
Term loan								$ 400,000
June 2024 note								50,000
June 2027 note								75,000
Revolving credit facility								-
Total Debt								$ 525,000
Tangible Liabilities								Book Value ($000s)
Dividends payable								$ 18,519
Rent paid in advance, accrued interest, and other accrued expenses								14,816
Total Tangible Liabilities								$ 33,335
Shares Outstanding								
Common stock (shares outstanding as of 9/30/2018)								67,441,692
Operating partnership units (OP units outstanding as of 9/30/2018)								409,320
Total Common Stock and OP Units Outstanding								67,851,012

(1) See glossary on page 15 for tenant EBITDAR and EBITDAR coverage definitions; 97% of portfolio ABR reporting.
(2) Lease term weighted by cash base rent.
(3) Current scheduled minimum contractual rent as of 9/30/2018.
(4) FCPT acquired 56 properties in Q3 2018 (51 Chili's, 2 Buffalo Wild Wings, 1 Olive Garden, 1 Taco Bell, 1 Arby's); FCPT did not sell any properties in Q3 2018.

7 | FCPT | Q3 2018

FCPT

CAPITALIZATION & KEY CREDIT METRICS % of Market Current Capitalization ($000s, except per share data) Capitalization Equity: Share price (9/28/2018) $ 25.69 Shares and OP units outstanding (9/30/2018) 67,851,012 Equity Value $ 1,743,092 76.9% Debt: Term loan $ 400,000 17.6% Revolving credit facility - 0.0% Unsecured notes 125,000 5.5% Total Debt $ 525,000 23.1% Total Market Capitalization $ 2,268,092 100.0% Less: cash after dividends payable (8,371) Implied Enterprise Value $ 2,259,721 Dividend Data (fully diluted) Q3 2018 YTD 2018 Common dividend per share $0.275 $0.825 AFFO per share $0.340 $1.02 AFFO payout ratio 80.9% 80.9% Credit Metrics Net Debt(1) Adjusted EBITDAre (2) Ratio Net debt to Adjusted EBITDAre $ 516,629 $ 113,392 4.6x ___________________________ (1) Principal debt amount less cash and cash equivalents. (2) Current quarter annualized. See glossary on page 15 for definitions of EBITDAre and Adjusted EBITDAre and page 16 for reconciliation to net income. 8 | FCPT | Q3 2018

DEBT SUMMARY



Olive Garden
LONGHORN
STEAKHOUSE
KFC

Debt Type	Maturity Date	Balance as of September 30, 2018 ($000s)	% of Debt	Cash Interest Rate as of September 30, 2018[(3)]	Weighted Average Maturity (Yrs.)
Credit Facility					
Revolving facility	11/9/2021	$ -	-		3.1
Term loan [(1)]	11/9/2022	400,000	76.2%	2.7%	4.1
	Principal Amount	$ 400,000			
Unsecured Notes					
June 2024 notes	6/7/2024	$ 50,000	9.5%	4.7%	5.7
June 2027 notes	6/7/2027	75,000	14.3%	4.9%	8.7
	Principal Amount	$ 125,000			
Mortgages Payable[(2)]					
None		-	-	-	-
Total/Weighted Average		$ 525,000	100.0%	3.2%	4.9
Unamortized Deferred Financing Costs					
Credit facility		$ (6,571)			
Unsecured notes		(1,524)			
Debt Carrying Value (GAAP)		$ 516,904			
Fixed rate		$ 525,000	100.0%		
Variable rate		$ -	0.0%		
Credit Rating (Fitch): BBB-					

(1) Borrowings under the term loan accrue interest at a rate of LIBOR plus 1.35%. FCPT has entered into interest rate swaps which fix the per annum interest rate at 2.7% through November 2018. FCPT has established additional swaps that fix 75% of the term loan's rate exposure from November 2018 through the November 2022 maturity date. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.1%, 3.4%, and 3.5% for Q4 2018/2019, 2020, 2021, and 2022, respectively.

(2) As of 9/30/2018, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.

(3) Excludes amortization of deferred financing costs on the credit facility and unsecured notes.

9 | FCPT | Q3 2018

FCPT

DEBT COVENANTS As of September 30, 2018 The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants. Covenants Requirement Q3 2018 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 27.5% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 6.2x Limitation on unencumbered leverage ≤ 60% 27.9% Unencumbered interest coverage ratio ≥ 1.75x 7.2x 10 | FCPT | Q3 2018

PROPERTY LOCATIONS BY BRAND (1) 591 Properties (2) 31 Brands ___________________________ (1) Other includes 1 property for each of the following brands: BJ’s Restaurant, Cheddar’s, Chick-Fil-A, Del Taco/Mod Pizza, Denny’s, Fazoli’s, Panda Express, Panera, Wildfish, Zaxby’s, and 2 properties for each of the following brands: McDonald’s, Popeyes, Seasons 52, and Starbucks. (2) Includes one vacant property. 11 | FCPT | Q3 2018

BRAND & TENANT DIVERSIFICATION Brand Breakdown(1) 16% 3% 105 units 13 units 9% 52 units 13% 122 units 59% 299 units ABR(2): $120.9m ___________________________ (1) Percentage of annual cash base rent as of September 30, 2018. (2) Annualized cash base rent as defined in glossary. 12 | FCPT | Q3 2018

GEOGRAPHIC DIVERSIFICATION


Olive Garden
LONGHORN STEAKHOUSE
KFC
BURGER KING


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
RI
MA
VT
NH
ME
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Properties												
TX	12.5%	63	PA	3.0%	16	SC	2.1%	12	KY	10	1.7%	KS	1.1%	5
FL	11.7%	59	IL	2.9%	22	MD	2.1%	12	OK	10	1.7%	Other	7.0%	37
GA	7.5%	46	NC	2.9%	18	WI	2.0%	16	CO	9	1.6%			
OH	7.2%	45	CA	2.9%	11	IA	1.9%	14	MN	8	1.5%			
MI	4.1%	29	VA	2.2%	15	AZ	1.8%	10	LA	8	1.4%			
TN	3.9%	27	MS	2.1%	15	NV	1.8%	8	WV	6	1.2%			
IN	3.4%	30	NY	2.1%	11	AL	1.7%	12	AR	7	1.1%			

(1) Annualized cash base rent as defined in glossary.

13 | FCPT | Q3 2018

FCPT

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Based Rent1) 16.4% 99.9% occupied as of 9/30/20182 14.3% 13.9% 12.4% 12.1% 11.8% Weighted average lease term of 12.4 years 8.6% Less than 2.0% of rental income matures prior to 2026 3.3% 3.4% 0.7% 0.9% 0.4% 0.5% 0.3% 0.0% 0.0% 0.1% 0.2% 0.3% 0.2% 0.1% 0.2% 0.1% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 Properties - - 5 2 3 4 5 2 2 75 74 69 67 64 46 91 5 2 41 27 2 4 1 Cash ABR ($000s)(1) - - 507 173 298 354 555 366 234 16,751 17,273 14,592 14,936 14,243 10,452 19,894 792 100 3,967 4,077 220 1,041 115 Total SF (000s) - - 26 8 12 18 23 10 7 542 539 516 518 510 363 626 21 7 118 123 6 31 5 ___________________________ (1) Annualized cash base rent as defined in glossary. (2) Occupancy based on portfolio square footage. 14 | FCPT | Q3 2018

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden
LONGHORN
KFC

Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to Annual Cash Base Rent, defined as the current scheduled minimum contractual rent as of 9/30/2018.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 97% of our ABR. For Darden, EBITDAR is updated twice annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with the acquisition of real estate investments
2. Non-cash stock-based compensation expense
3. Amortization of deferred financing costs
4. Other non-cash interest expense
5. Non-real estate depreciation
6. Merger, restructuring and other related costs
7. Impairment charges on non-real estate assets
8. Amortization of capitalized leasing costs
9. Straight-line rent revenue adjustment
10. Amortization of above and below market leases
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

15 | FCPT | Q3 2018

FCPT

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA RE ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2018 2017 2018 2017 Net Income $ 17,607 $ 19,334 $ 61,595 $ 53,418 Adjustments: Interest expense 4,934 5,463 14,667 14,066 Income tax expense 64 33 189 139 Depreciation and amortization 5,743 5,425 16,312 16,254 EBITDA(1) 28,348 30,255 92,763 83,877 Adjustments: Gain on dispositions of real estate - (4,042) (10,879) (7,333) Provision for impairment of real estate - - - - EBITDAre (1) 28,348 26,213 81,884 76,544 Adjustments: Real estate transaction costs - - - - Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 28,348 26,213 81,884 76,544 Annualized Adjusted EBITDAre $ 113,392 $ 104,852 $ 109,179 $ 102,059 ___________________________ (1) See glossary on page 15 for non-GAAP definitions. 16 | FCPT | Q3 2018

FOUR CORNERS PROPERTY TRUST N Y S E : F C P T 17 | FCPT | Q3 2018